                                                                    Exhibit 10.2

                    WAIVER AND AMENDMENT TO CREDIT AGREEMENT

     THIS WAIVER AND AMENDMENT TO CREDIT AGREEMENT (this "Waiver and Amendment") is entered into as of January 14, 2002, among MUTUAL RISK MANAGEMENT LTD., a company incorporated under the laws of Bermuda ("Mutual Risk"), MUTUAL GROUP, LTD., a Delaware corporation ("Mutual Group" and, together with Mutual Risk, the "Borrowers"), MGL INVESTMENTS LTD., a Delaware corporation ("MGL Investments"), LEGION FINANCIAL CORPORATION, a Missouri corporation ("Legion"), MUTUAL RISK MANAGEMENT (HOLDINGS) LTD., a company incorporated under the laws of Bermuda ("MRM Holdings"), MRM SECURITIES LTD., a company incorporated under the laws of Bermuda ("MRM Securities"), MUTUAL FINANCE LTD., a company incorporated under the laws of Bermuda ("MRM Finance"), MRM SERVICES LTD., a company incorporated under the laws of Bermuda ("MRM Services"), MSL (US) LTD., a Delaware corporation ("MSL"), and MRM SERVICES (BARBADOS) LTD., a company incorporated under the laws of Barbados ("MSBL" and, together with MGL Investments, Legion, MRM Holdings, MRM Securities, MRM Finance, MRM Services, MSL, MSBL, Mutual Risk, and Mutual Group, the "Guarantors"), the Lenders (hereinafter defined) and BANK OF AMERICA, N.A., a national banking association, as the Administrative Agent for the Lenders (the "Administrative Agent").

                                    RECITALS

     A. The Borrowers, the Lenders (herein so called) party thereto and the Administrative Agent are party to that certain Credit Agreement dated as of September 21, 2000 (as heretofore modified, amended or supplemented, the "Credit Agreement"). Unless otherwise defined herein, defined terms used herein shall have the meanings given such terms in the Credit Agreement.

     B. Mutual Risk has advised the Administrative Agent and the Lenders that an Event of Default (the "Subject Event of Default") has occurred as a result of the failure of Mutual Risk to observe and comply with Section 6.18 of the Credit Agreement as of and for the twelve month period ended December 31, 2001, and the Borrowers and the Guarantors have requested that the Lenders waive the Subject Event of Default. Mutual Risk has also advised the Administrative Agent and the Lenders that an Event of Default (the "Possible Event of Default") may occur as a result of the possible failure of Mutual Risk to observe and comply with
Section 6.1 of the Credit Agreement as of December 31, 2001, and the Borrowers and the Guarantors have requested that the Lenders waive the Possible Event of Default if it occurs. The Borrowers and the Guarantors have also requested that the Credit Agreement be amended in certain respects.

     C. The Lenders and the Administrative Agent have agreed to waive the Subject Event of Default and the Possible Event of Default and to amend the Credit Agreement in certain respects, in each case upon and subject to the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrowers, the Lenders and the Administrative Agent agree as follows:

     1. Waivers. The Lenders hereby waive the Subject Event of Default solely as
        -------
of and for the twelve month period ended December 31, 2001 and agree not to exercise any rights or remedies solely as the result of the occurrence of the Subject Event of Default. Provided that the ratio of Consolidated Indebtedness to Consolidated Total Capital does not exceed 0.55 to 1 as of December 31, 2001, the Lenders hereby waive the Possible Event of Default solely as of December 31, 2001 if it occurs and agree not to exercise any rights or remedies solely as a result of the occurrence of the Possible Event of Default.

                                        Waiver and Amendment to Credit Agreement

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     2.  Amendments. The Credit Agreement is hereby amended as follows:
         ----------

         (a) Section 6.1 of the Credit Agreement is amended to read in its entirety as follows:

               "SECTION 6.1 Consolidated Indebtedness to Consolidated Total
                            -----------------------------------------------
         Capital Ratio. Mutual Risk shall not permit the ratio of Consolidated
         -------------
         Indebtedness to Consolidated Total Capital to exceed (a) 0.50 to 1 at any time from the date of this Agreement to April 30, 2002, or (b)
         0.45 to 1 at any time on and after April 30, 2002."

         (b) Section 6.2 of the Credit Agreement is amended to read in its entirety as follows:

               "SECTION 6.2 Shareholders' Equity. Mutual Risk shall maintain a
                            --------------------
         Stockholders' Equity which is not at any time (x) prior to April 30, 2002, less than the sum of (a) $350,000,000 (without giving effect to no more than $15,000,000 of adjustments required by FASB 115) plus (b) 50% of cumulative positive consolidated net income (without deduction for any net loss for any period) of Mutual Risk and its Subsidiaries after March 31, 2001, and (y) on or after April 30, 2002, less than the sum of (i) $425,000,000 (without giving effect to no more than $15,000,000 of adjustments required by FASB 115), plus (ii) 50% of cumulative positive consolidated net income (without deduction for any net loss for any period) of Mutual Risk and its Subsidiaries after March 31, 2001), plus (iii) 80% of the net cash proceeds of Capital Stock issued by Mutual Risk or any of its Subsidiaries (other than to Mutual Risk or any of its Subsidiaries) after April 30, 2002. For purposes of this Section 6.2, any Capital Stock into which the Debentures may be converted shall not be included in Stockholders' Equity, and any conversion of the Debentures shall not be deemed to be the issuance of Capital Stock."

         (c) Section 6.5 of the Credit Agreement is amended to read in its entirety as follows:

               "SECTION 6.5 Limitation on Asset Sales. Mutual Risk, will not,
                            -------------------------
         and will not permit any of its Subsidiaries to, consummate an Asset Sale unless (a) Mutual Risk or the applicable Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the Fair Market Value of the assets sold or otherwise disposed of, (b) the consideration received for the assets sold by Mutual Risk or such Subsidiary, as the case may be, in such Asset Sale are in the form of cash or Cash Equivalents, in each case received at the time of such Asset Sale, and (c) the Required Lenders have given their prior written consent thereto if the Fair Market Value of the assets sold or otherwise disposed of, together with the Fair Market Value of all other assets sold or otherwise disposed of from January 14, 2002 to the date of the proposed sale or other disposition, equals or exceeds $5,000,000.

         (d) Section 6.18 of the Credit Agreement is amended to read in its entirety as follows:

               "SECTION 6.18 Maximum Combined Ratio. So long as any of the
                             ----------------------
         Debentures are outstanding, Mutual Risk will not permit the statutory "combined ratio" for Mutual Risk's U.S. Insurance Subsidiaries, measured with respect to all business written by the U.S. Insurance Subsidiaries as the sum for such U.S. Insurance Subsidiaries of (a) the Loss Ratio and (b) the Expense Ratio, to exceed 125%. Such statutory "combined ratio" shall be calculated and tested for the fiscal quarter ending March 31, 2002, the two fiscal quarters ending June 30, 2002, the three fiscal quarters ending September 30, 2002, and each four fiscal quarter period ending on or after December 31, 2002. The calculation of the statutory "combined ratio" for Mutual Risk's U.S. Insurance Subsidiaries for any period will be adjusted to exclude from the statutory income statement of Mutual Risk's U.S. Insurance Subsidiaries losses related to the resolution of disputes in existence as of December 31, 2001 for which Mutual Risk established a GAAP reserve as of December 31, 2001 in an amount not in excess of $20,000,000. Together with the written calculations delivered pursuant to Section 5.8(f) of the Credit Agreement, Mutual Risk will provide a detailed reconciliation of any such adjustment made during any period. In the event such statutory "combined ratio" exceeds 120%, Mutual Risk and its U.S. Insurance Subsidiaries will establish and implement a plan in order to lower such statutory "combined ratio" below 115%."

          (e) Effective April 30, 2002, the "225%" appearing in the second sentence of Section 6.19 of the Credit Agreement is amended to read "250%".

     3.   Conditions Precedent. This Waiver and Amendment shall not become
          --------------------
effective until the Administrative Agent receives (a) counterparts of this Waiver and Amendment executed by the Borrowers, the Guarantors, the Required Lenders, and the Administrative Agent, (b) written evidence satisfactory in form and substance to the Administrative Agent that the holders of the Debentures have waived the Subject Event of Default and the Possible Event of Default under the Debentures and have amended or waived the covenants governing the Debentures to conform with the amendments and covenants contained in this Waiver and Amendment, (c) a waiver and amendment fee in the amount of $100,000, and, if the Required Lenders execute and deliver counterparts of this Amendment and Waiver at or before 5:00 p.m. (Chicago time) on January 14, 2002, an incentive fee in the amount of $250,000 to be shared among the Lenders executing and delivering this Waiver and Amendment at or before such time in the proportion that each such Lender's Commitment bears to the aggregate amount of all such Lenders' Commitments, (d) payment of all expenses, including legal fees and expenses of counsel to the Administrative Agent and including travel and due diligence expenses, incurred by the Administrative Agent in connection with this Waiver and Amendment, and (e) such other agreements, documents, instruments, and items as the Administrative Agent or any Lender may reasonably request.

     4.   Covenants. The Borrowers covenant and agree that, on or before April
          ---------
30, 2002, (a) the Borrowers shall (i) take such actions, including without limitation, the issuance of Capital Stock and the contribution of the proceeds thereof to Mutual Risk's U.S. Insurance Subsidiaries, as are necessary to cause A.M. Best Company to remove the financial strength rating of Mutual Risk's U.S. Insurance Subsidiaries from a status of being under review with negative implications and to confirm such financial strength rating as being not less than A- (Excellent), and (ii) deliver to the Administrative Agent written evidence satisfactory to the Administrative Agent of such actions by A.M. Best Company, (b) in accordance with the second sentence of Section 6.18 of the Credit Agreement, establish and implement a plan satisfactory to the Administrative Agent in order to lower the statutory "combined ratio" for Mutual Risk's U.S. Insurance Subsidiaries below 115%, and (c) cause Capital Stock resulting in net cash proceeds of not less than $50,000,000 to be issued by Mutual Risk or any of its Subsidiaries (other than to Mutual Risk or any of its subsidiaries and other than from a conversion of the Debentures). Further, the Borrowers covenant and agree that they will not permit the financial strength rating by A.M. Best Company of Mutual Risk's U.S. Insurance Subsidiaries to be less than A- (Excellent) at any time. The failure by the Borrowers to timely comply with their covenants set forth in this paragraph shall constitute an Event of Default.

     (a)   Representations and Warranties. The Borrowers and the Guarantors
           ------------------------------
hereby jointly and severally represent and warrant to the Lenders and the Administrative Agent that (a) immediately after the execution and delivery of this Waiver and Amendment and after giving effect hereto (and to the substantially concurrent waiver of the Subject Event of Default and the Possible Event of Default under the Letter of Credit and Reimbursement Agreement dated as of July 11, 2001, as amended, among Mutual Risk, certain Subsidiaries of Mutual Risk, certain lenders party thereto, and Bank of America, N.A., as administrative agent for such lenders), no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents, and (b) all of the provisions of the Loan Documents, including the Guarantee of the Guarantors, are in full force and effect and are hereby ratified and confirmed.

6. Effect of Waiver and Amendment. This Waiver and Amendment is a Loan Document.
   ------------------------------
The waiver of the Lenders and the Administrative Agent hereunder is expressly limited to the Subject Event of Default and the Possible Event of Default and shall not constitute the consent or waiver by any Lender or the Administrative Agent to, of or with respect to any other matter now or hereafter requiring its consent or waiver under the Loan Documents. Except as amended hereby, the Credit Agreement and the other Loan Documents are unchanged and are hereby ratified and confirmed.

7. Counterparts.  This Waiver and Amendment may be executed in any number of
   ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

8. Governing Law.  This Waiver and Amendment shall be governed by and construed
   -------------
in accordance with the laws of the State of New York.

9. ENTIRETY. THIS WAIVER AND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN
   --------
DOCUMENTS EMBODY THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERCEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF. THESE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

                  [Remainder of Page Intentionally Left Blank]

MUTUAL RISK MANAGEMENT LTD., as a Borrower and as a Guarantor      MRM SECURITIES LTD., as a Guarantor


By: /s/Robert A. Mulderig                                          By: /s/ Robert A. Mulderig
    -------------------------------------------                        -------------------------------------------
    Name:  Robert A. Mulderig                                          Name:  Robert A. Mulderig
           ------------------------------------                               ------------------------------------
    Title: Chairman and Chief Executive Officer                        Title: Director
           ------------------------------------                               ------------------------------------


MUTUAL GROUP, LTD., as a Borrower and as a Guarantor               MUTUAL FINANCE LTD., as a Guarantor


By: /s/ Richard O'Brien                                            By: /s/ Robert A. Mulderig
    -------------------------------------------                        -------------------------------------------
    Name: Richard O'Brien                                              Name:  Robert A. Mulderig
          -------------------------------------                               ------------------------------------
    Title: VP                                                                   Title: Director
           ------------------------------------                                        ---------------------------

MGL INVESTMENTS LTD., as a Guarantor


By: /s/ Richard O'Brien                                            MRM SERVICES LTD., as a Guarantor
    -------------------------------------------
    Name: Richard O'Brien
          -------------------------------------                    By: /s/ Robert A. Mulderig
    Title: VP                                                          --------------------------------------------
           ------------------------------------

LEGION FINANCIAL CORPORATION, as a Guarantor                           Name:  Robert A. Mulderig
                                                                              -------------------------------------
                                                                       Title: Director
By: /s/ Richard O'Brien                                                       -------------------------------------
    -------------------------------------------
    Name: Richard O'Brien
          -------------------------------------
    Title: VP
           ------------------------------------                    MSL (US) LTD., as a Guarantor

MUTUAL RISK MANAGEMENT (HOLDINGS) LTD., as a Guarantor
                                                                   By: /s/ Richard O'Brien
By: /s/ Robert A. Mulderig                                             -------------------------------------------
    -------------------------------------------                        Name: Richard O'Brien
    Name:  Robert A. Mulderig                                                -------------------------------------
           ------------------------------------                        Title: VP
    Title: Director                                                           ------------------------------------
           ------------------------------------
                                                                   MRM SERVICES (BARBADOS) LTD., as a Guarantor

                                                                   By: /s/ Robert A. Mulderig
                                                                       -------------------------------------------
                                                                       Name:  Robert A. Mulderig
                                                                              ------------------------------------
                                                                       Title: Director
                                                                              ------------------------------------

           Signature Page to Waiver and Amendment to Credit Agreement

BANK OF AMERICA, N.A., as Administrative
Agent and a Lender


By:      /s/ Mehul Mehta
     --------------------------------
     Name:   MEHUL MEHTA
            -------------------------
     Title:  Vice President
            -------------------------


FLEET NATIONAL BANK, as a Lender


By:  /s/ George Viban
     --------------------------------
     Name:  George Viban
            -------------------------
     Title: Portfolio Manager
            -------------------------



FIRST UNION NATIONAL BANK, as a Lender


By:  /s/ Gail M. Golightly
     --------------------------------
     Name:  Gail M. Golightly
            -------------------------
     Title: Senior Vice President
            -------------------------




NATIONAL WESTMINSTER BANK PLC NEW
YORK AND/OR NASSAU BRANCH, as a Lender


By:  /s/ R. Kershaw
     --------------------------------
     Name:  R. Kershaw
            -------------------------
     Title: Corporate Manager
            -------------------------



           Signature Page to Waiver and Amendment to Credit Agreement